UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2020

SPORTS ENTERTAINMENT ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39583	85-2324373
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
Golden Bear Plaza 11760 US Highway 1, Suite W506 North Palm Beach, FL		33408
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (561) 402-0741

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SEAH.U	New York Stock Exchange LLC
Shares of Class A common stock included as part of the units	SEAH	New York Stock Exchange LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SEAH WS	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported on a Current Report on Form 8-K of Sports Entertainment Acquisition Corp., a Delaware corporation (the “Company”), on October 13, 2020, the Company consummated its initial public offering (the “IPO”) of 40,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $400,000,000. The Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 6,000,000 additional Units to cover over-allotments, if any. On October 14, 2020, the Underwriters partially exercised the over-allotment option and on October 15, 2020, purchased an additional 5,000,000 Units (the “Over-Allotment Units”), generating gross proceeds of $50,000,000.

As previously reported on a Current Report on Form 8-K of the Company, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 10,000,000 warrants (the “Private Placement Warrants”) to Sports Entertainment Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), and PJT Partners Holdings LP (“PJT”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $10,000,000. In connection with the Underwriters’ partial exercise of their over-allotment option, the Sponsor and PJT purchased an additional 944,444 and 55,556 Private Placement Warrants, respectively, generating gross proceeds to the Company of $1,000,000.

In connection with the closing and sale of the Over-Allotment Units and 1,000,000 additional Private Placement Warrants (together, the “Over-Allotment Closing”), a total of $50,000,000 comprised of $49,000,000 of the proceeds from the closing and sale of the Over-Allotment Units (which amount includes $1,750,000 of the Underwriters’ deferred discount) and $1,000,000 of the proceeds of the sale of the additional 1,000,000 Private Placement Warrants, was placed in a U.S.-based trust account, with Continental Stock Transfer & Trust Company acting as trustee. As a result of the Underwriters’ partial exercise of the over-allotment option, the Sponsor forfeited 250,000 shares of the Company’s Class B common stock, $0.0001 par value per share.

An audited balance sheet as of October 6, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on October 13, 2020. The Company’s unaudited pro forma balance sheet as of October 6, 2020, adjusted for the Over-Allotment Closing on October 15, 2020 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Unaudited Pro Forma Balance Sheet as of October 6, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2020

SPORTS ENTERTAINMENT ACQUISITION CORP.

By:	/s/ Eric Grubman
Name:	Eric Grubman
Title:	Chairman of the Board and Chief Financial Officer